                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
September 29, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-H Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-H Trust, and Opteum Financial Services, LLC, a Delaware limited liability company
("Opteum").

     WHEREAS, pursuant to (i) that certain Mortgage Loan Sale and Servicing
Agreement, dated as of September 1, 2006, by and between Assignor, as purchaser, and Opteum, as seller, and (ii) that certain Memorandum of Sale, dated September
28, 2006, by and between Assignor and Opteum (collectively, the "Sale and
Servicing Agreement"), each of which is attached in Appendix I hereto, the
Assignor purchased the Mortgage Loans (as defined herein) from Opteum and Opteum currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.  The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement, and the mortgage loans delivered under such agreement by Opteum to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

     2.  The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a.   The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b.   The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Opteum with respect to the Sale and Servicing Agreement or the Mortgage Loans;

     c.   The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing
          Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing
          Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and Servicing
          Agreement or the Mortgage Loans; and

     d.   Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
          Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the
          Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the
          Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3.  From and after the date hereof, Opteum shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the
Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 9.01 of the Sale and Servicing Agreement,
continue to service the Mortgage Loans pursuant to the Sale and Servicing
Agreement, as modified by Section 9 hereof, for the benefit of the Assignee.

     4.  Opteum acknowledges that the Master Servicer, pursuant to the Pooling
Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement. The Master Servicer shall be authorized to enforce directly against Opteum any of the obligations of Opteum to the Assignor or its assignees provided for in the Sale and Servicing Agreements. All servicing reports prepared by Opteum shall be provided to the Master Servicer, and all remittances by Opteum shall be

                                       2

made to the account or accounts designated by the Master Servicer to Opteum in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK,
N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO:
BAFC 2006-H #50951701. In addition, Opteum hereby agrees to promptly remit from its own funds to the Master Servicer the amount of any losses realized on investments in the Investment Account (as defined in the Pooling Agreement).

     5.  Opteum hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Opteum in Sections 3.01 of the Sale and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Sale and Servicing Agreement, (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the
Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

     6.  Opteum hereby agrees to cooperate with BAFC, the Master Servicer and the
Assignee to enable BAFC, the Master Servicer and the Assignee to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2006-H
Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's recently published rules regarding asset-backed securities (Release Nos. 33-8518;
34-50905; File No. S7-21-0433-8419).

     7.  Opteum hereby agrees that, in connection with any Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the
Trust pursuant to the Pooling Agreement, to be shown as the owner of the related
Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     8.  In accordance with Sections 2.01 and 7.01 of the Sale and Servicing
Agreement, the Assignor hereby instructs Opteum, and Opteum hereby agrees, to release from its custody and deliver the contents of the Mortgage File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the
Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 10 hereof on or before the closing date of the related Securitization (as defined in the Sale and Servicing Agreement).

     9.  Opteum, BAFC and Assignee hereby agree to the following modifications to the Sale and Servicing Agreement solely with respect to the Mortgage Loans:

     a.   Section 5.02. The second and third paragraphs of Section 5.02 are hereby modified to read as follows:

                                       3

          "Not later than the fifth (5th) Business Day of each month, the
          Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit F-1, a monthly remittance advice in the form set forth in Exhibit F-2, and a realized loss report in the form set forth in Exhibit F-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. No later than the second Business Day after the end of the Prepayment
          Period, the Servicer shall provide the Purchaser with an updated monthly remittance advice revised to reflect any prepayment activity from the 1st day of the present calendar month through the end of the
          Prepayment Period."

          The exhibits referenced in this Section 9(a) are attached to this
          Agreement as Exhibit B hereto.

     10. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

          U.S. Bank National Association
          209 S. LaSalle Street, Suite 300
          Chicago, Illinois 60604
          Attention: Structured Finance Trust Services, BAFC 2006-H

         The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

          Bank of America, National Association
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: Managing Director

         BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

          Banc of America Funding Corporation
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

                                       4

         IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                         Bank of America, National Association,
                                         Assignor

                                         By: /s/  Bruce W. Good
                                             -----------------------------------
                                         Name:    Bruce W. Good
                                         Title:   Principal

                                         U.S. Bank National Association, Assignee

                                         By: /s/ Melissa A. Rosal
                                             -----------------------------------
                                         Name:    Melissa A. Rosal
                                         Title:   Vice President

                                         Banc of America Funding Corporation

                                         By: /s/ Scott Evans
                                             -----------------------------------
                                         Name:    Scott Evans
                                         Title:   Senior Vice President

                                         Opteum Financial Services, LLC

                                         By: /s/ Robert E. Carly
                                             -----------------------------------
                                         Name:    Robert E. Carly
                                         Title:   Sr. Ex. V.P.

Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer

By:      /s/ Peter A. Gobell
    ----------------------------------------
Name:    Peter A. Gobell
Title:   Vice President

                                    EXHIBIT A
                                    ---------

                           Schedule of Mortgage Loans

  [Please refer to Exhibits D-5 and D-6 of the Pooling and Servicing Agreement]

                                      A-1

                                    EXHIBIT B
                                    ---------

EXHIBIT F-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

-------------------------------------- --------------------------------------------- -------------- ---------------------
COLUMN/HEADER NAME                                     DESCRIPTION                      DECIMAL     FORMAT COMMENT
-------------------------------------- --------------------------------------------- -------------- ---------------------

SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer. This may be different than the
                                       LOAN_NBR
-------------------------------------- --------------------------------------------- -------------- ---------------------
LOAN_NBR                               A unique identifier assigned to each loan
                                       by the originator.
-------------------------------------- --------------------------------------------- -------------- ---------------------
CLIENT_NBR                             Servicer Client Number
-------------------------------------- --------------------------------------------- -------------- ---------------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by
                                       an external servicer to identify a group
                                       of loans in their system.
-------------------------------------- --------------------------------------------- -------------- ---------------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------- --------------------------------------------- -------------- ---------------------
BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------- --------------------------------------------- -------------- ---------------------
PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------- --------------------------------------------- -------------- ---------------------
PROP_STATE                             The state where the  property located.
-------------------------------------- --------------------------------------------- -------------- ---------------------
PROP_ZIP                               Zip code where the property is located.
-------------------------------------- --------------------------------------------- -------------- ---------------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment                    MM/DD/YYYY
                                       is due to the servicer at the end of
                                       processing cycle, as reported by Servicer.
-------------------------------------- --------------------------------------------- -------------- ---------------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------- --------------------------------------------- -------------- ---------------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was                   MM/DD/YYYY
                                       filed.
-------------------------------------- --------------------------------------------- -------------- ---------------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy
                                       was filed.
-------------------------------------- --------------------------------------------- -------------- ---------------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to
                                       the bankruptcy filing.
-------------------------------------- --------------------------------------------- -------------- ---------------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy                     MM/DD/YYYY
                                       has been approved by the courts
-------------------------------------- --------------------------------------------- -------------- ---------------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From                            MM/DD/YYYY
                                       Bankruptcy. Either by Dismissal, Discharged
                                       and/or a Motion For Relief Was Granted.
-------------------------------------- --------------------------------------------- -------------- ---------------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved                    MM/DD/YYYY
                                       By The Servicer
-------------------------------------- --------------------------------------------- -------------- ---------------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A
                                       Loan Such As;
-------------------------------------- --------------------------------------------- -------------- ---------------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is                        MM/DD/YYYY
                                       Scheduled To End/Close
-------------------------------------- --------------------------------------------- -------------- ---------------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                       Completed
-------------------------------------- --------------------------------------------- -------------- ---------------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the
                                       servicer with instructions to begin                          MM/DD/YYYY
                                       foreclosure proceedings.
-------------------------------------- --------------------------------------------- -------------- ---------------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to                        MM/DD/YYYY
                                       Pursue Foreclosure
-------------------------------------- --------------------------------------------- -------------- ---------------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in                  MM/DD/YYYY
                                       a Foreclosure Action
-------------------------------------- --------------------------------------------- -------------- ---------------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is                      MM/DD/YYYY
                                       expected to occur.
-------------------------------------- --------------------------------------------- -------------- ---------------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------- --------------------------------------------- -------------- ---------------------
FRCLSR_SALE_AMT                        The amount a property sold for at the               2        No commas(,) or
                                       foreclosure sale.                                            dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
EVICTION_START_DATE                    The date the servicer initiates eviction of                  MM/DD/YYYY
                                       the borrower.
-------------------------------------- --------------------------------------------- -------------- ---------------------
EVICTION_COMPLETED_DATE                The date the court revokes legal                             MM/DD/YYYY
                                       possession of the property from the
                                       borrower.
-------------------------------------- --------------------------------------------- -------------- ---------------------
LIST_PRICE                             The price at which an REO property is               2        No commas(,) or
                                       marketed.                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
LIST_DATE                              The date an REO property is listed at a                      MM/DD/YYYY
                                       particular price.
-------------------------------------- --------------------------------------------- -------------- ---------------------

                                      B-1

-------------------------------------- --------------------------------------------- -------------- ---------------------
OFFER_AMT                              The dollar value of an offer for an REO             2        No commas(,) or
                                       property.                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin                    MM/DD/YYYY
                                       or by the Servicer.
-------------------------------------- --------------------------------------------- -------------- ---------------------
REO_CLOSING_DATE                       The date the REO sale of the property is                     MM/DD/YYYY
                                       scheduled to close.
-------------------------------------- --------------------------------------------- -------------- ---------------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------- --------------------------------------------- -------------- ---------------------
OCCUPANT_CODE                          Classification of how the property is
                                       occupied.
-------------------------------------- --------------------------------------------- -------------- ---------------------
PROP_CONDITION_CODE                    A code that indicates the condition of
                                       the property.
-------------------------------------- --------------------------------------------- -------------- ---------------------
PROP_INSPECTION_DATE                   The date a  property inspection is                           MM/DD/YYYY
                                       performed.
-------------------------------------- --------------------------------------------- -------------- ---------------------
APPRAISAL_DATE                         The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------- --------------------------------------------- -------------- ---------------------
CURR_PROP_VAL                          The current "as is" value of the property           2
                                       based on brokers price opinion or
                                       appraisal.
-------------------------------------- --------------------------------------------- -------------- ---------------------
REPAIRED_PROP_VAL                      The amount the property would be worth if           2
                                       repairs are completed pursuant to a
                                       broker's price opinion or appraisal.
-------------------------------------- --------------------------------------------- -------------- ---------------------
IF APPLICABLE:
-------------------------------------- --------------------------------------------- -------------- ---------------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------- --------------------------------------------- -------------- ---------------------
DELINQ_REASON_CODE                     The circumstances which caused a borrower
                                       to stop paying on a loan. Code indicates
                                       the reason why the loan is in default for
                                       this cycle.
-------------------------------------- --------------------------------------------- -------------- ---------------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed                      MM/DD/YYYY
                                       With Mortgage Insurance Company.
-------------------------------------- --------------------------------------------- -------------- ---------------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                     No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed                    MM/DD/YYYY
                                       Claim Payment
-------------------------------------- --------------------------------------------- -------------- ---------------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On           2        No commas(,) or
                                       Claim                                                        dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance                     MM/DD/YYYY
                                       Company
-------------------------------------- --------------------------------------------- -------------- ---------------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance           2        No commas(,) or
                                       Company                                                      dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was                     MM/DD/YYYY
                                       Issued By The Pool Insurer
-------------------------------------- --------------------------------------------- -------------- ---------------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance              2        No commas(,) or
                                       Company                                                      dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_A_CLAIM_FILED_DATE            Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_A_CLAIM_AMT                   Amount of FHA Part A Claim Filed                    2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                     2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                    2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
-------------------------------------- --------------------------------------------- -------------- ---------------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                     2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------
VA_CLAIM_FILED_DATE                    Date VA Claim Was Filed With the Veterans                    MM/DD/YYYY
                                       Admin
-------------------------------------- --------------------------------------------- -------------- ---------------------
VA_CLAIM_PAID_DATE                     Date Veterans Admin. Disbursed VA Claim                      MM/DD/YYYY
                                       Payment
-------------------------------------- --------------------------------------------- -------------- ---------------------
VA_CLAIM_PAID_AMT                      Amount Veterans Admin. Paid on VA Claim             2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------- --------------------------------------------- -------------- ---------------------

                                       B-2

EXHIBIT F-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption
     o    BAP- Borrower Assistance Program
     o    CO-Charge Off
     o    DIL- Deed-in-Lieu
     o    FFA- Formal Forbearance Agreement
     o    MOD- Loan Modification
     o    PRE- Pre-Sale
     o    SS- Short Sale
     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor
     o    Tenant
     o    Unknown
     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged
     o    Excellent
     o    Fair
     o    Gone
     o    Good
     o    Poor
     o    Special Hazard
     o    Unknown

                                       B-3

EXHIBIT F-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

    ------------------------ -----------------------------------------------
    DELINQUENCY CODE         DELINQUENCY DESCRIPTION
    ------------------------ -----------------------------------------------
    001                      FNMA-Death of principal mortgagor
    ------------------------ -----------------------------------------------
    002                      FNMA-Illness of principal mortgagor
    ------------------------ -----------------------------------------------
    003                      FNMA-Illness of mortgagor's family member
    ------------------------ -----------------------------------------------
    004                      FNMA-Death of mortgagor's family member
    ------------------------ -----------------------------------------------
    005                      FNMA-Marital difficulties
    ------------------------ -----------------------------------------------
    006                      FNMA-Curtailment of income
    ------------------------ -----------------------------------------------
    007                      FNMA-Excessive Obligation
    ------------------------ -----------------------------------------------
    008                      FNMA-Abandonment of property
    ------------------------ -----------------------------------------------
    009                      FNMA-Distant employee transfer
    ------------------------ -----------------------------------------------
    011                      FNMA-Property problem
    ------------------------ -----------------------------------------------
    012                      FNMA-Inability to sell property
    ------------------------ -----------------------------------------------
    013                      FNMA-Inability to rent property
    ------------------------ -----------------------------------------------
    014                      FNMA-Military Service
    ------------------------ -----------------------------------------------
    015                      FNMA-Other
    ------------------------ -----------------------------------------------
    016                      FNMA-Unemployment
    ------------------------ -----------------------------------------------
    017                      FNMA-Business failure
    ------------------------ -----------------------------------------------
    019                      FNMA-Casualty loss
    ------------------------ -----------------------------------------------
    022                      FNMA-Energy environment costs
    ------------------------ -----------------------------------------------
    023                      FNMA-Servicing problems
    ------------------------ -----------------------------------------------
    026                      FNMA-Payment adjustment
    ------------------------ -----------------------------------------------
    027                      FNMA-Payment dispute
    ------------------------ -----------------------------------------------
    029                      FNMA-Transfer of ownership pending
    ------------------------ -----------------------------------------------
    030                      FNMA-Fraud
    ------------------------ -----------------------------------------------
    031                      FNMA-Unable to contact borrower
    ------------------------ -----------------------------------------------
    INC                      FNMA-Incarceration
    ------------------------ -----------------------------------------------

                                       B-4

EXHIBIT F-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

   ------------------------ ------------------------------------------------
         STATUS CODE        STATUS DESCRIPTION
   ------------------------ ------------------------------------------------
             09             Forbearance
   ------------------------ ------------------------------------------------
             17             Pre-foreclosure Sale Closing Plan Accepted
   ------------------------ ------------------------------------------------
             24             Government Seizure
   ------------------------ ------------------------------------------------
             26             Refinance
   ------------------------ ------------------------------------------------
             27             Assumption
   ------------------------ ------------------------------------------------
             28             Modification
   ------------------------ ------------------------------------------------
             29             Charge-Off
   ------------------------ ------------------------------------------------
             30             Third Party Sale
   ------------------------ ------------------------------------------------
             31             Probate
   ------------------------ ------------------------------------------------
             32             Military Indulgence
   ------------------------ ------------------------------------------------
             43             Foreclosure Started
   ------------------------ ------------------------------------------------
             44             Deed-in-Lieu Started
   ------------------------ ------------------------------------------------
             49             Assignment Completed
   ------------------------ ------------------------------------------------
             61             Second Lien Considerations
   ------------------------ ------------------------------------------------
             62             Veteran's Affairs-No Bid
   ------------------------ ------------------------------------------------
             63             Veteran's Affairs-Refund
   ------------------------ ------------------------------------------------
             64             Veteran's Affairs-Buydown
   ------------------------ ------------------------------------------------
             65             Chapter 7 Bankruptcy
   ------------------------ ------------------------------------------------
             66             Chapter 11 Bankruptcy
   ------------------------ ------------------------------------------------
             67             Chapter 13 Bankruptcy
   ------------------------ ------------------------------------------------

                                       B-5

EXHIBIT F-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

---------------------------------------------------------------------------------------------------------------------
COLUMN NAME                  DESCRIPTION                               DECIMAL FORMAT COMMENT                 MAX
                                                                                                              SIZE
---------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR             A value assigned by the Servicer to               Text up to 10 digits               20
                             define a group of loans.
---------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan         Text up to 10 digits               10
                             by the investor.
---------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the         Text up to 10 digits               10
                             Servicer. This may be different than the
                             LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the              Maximum length of 30 (Last,        30
                             file.  It is not separated by first and           First)
                             last name.
---------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2    No commas(,) or dollar signs       11
                             interest payment that a borrower is               ($)
                             expected to pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4    Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4    Max length of 6                     6
                             service fee rate as reported by the
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4    Max length of 6                     6
                             reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2    No commas(,) or dollar signs       11
                             by the Servicer.                                  ($)
---------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4    Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4    Max length of 6                     6
                             calculate a forecasted rate.
---------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs       11
                             at the beginning of the processing cycle.         ($)
---------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs       11
                             at the end of the processing cycle.               ($)
---------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle           MM/DD/YYYY                         10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the          MM/DD/YYYY                         10
                             first curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the          MM/DD/YYYY                         10
                             second curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the          MM/DD/YYYY                         10
                             third curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------

                                      B-6

---------------------------------------------------------------------------------------------------------------------

PIF_AMT                      The loan "paid in full" amount as            2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the          MM/DD/YYYY                         10
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
                                                                               Action Code Key:                    2
ACTION_CODE                  The standard FNMA numeric code used to            15=Bankruptcy, 30=Foreclosure,
                             indicate the default/delinquent status            , 60=PIF, 63=Substitution,
                             of a particular loan.                             65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2    No commas(,) or dollar signs       11
                             if applicable.                                    ($)
---------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2    No commas(,) or dollar signs       11
                             applicable.                                       ($)
---------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2    No commas(,) or dollar signs       11
                             loss, if applicable.                              ($)
---------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2    No commas(,) or dollar signs       11
                             amount due at the beginning of the cycle          ($)
                             date to be passed through to investors.
---------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2    No commas(,) or dollar signs       11
                             investors at the end of a processing              ($)
                             cycle.
---------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2    No commas(,) or dollar signs       11
                             reported by the Servicer for the current          ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2    No commas(,) or dollar signs       11
                             the service fee amount for the current            ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2    No commas(,) or dollar signs       11
                             the Servicer for the current reporting            ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2    No commas(,) or dollar signs       11
                             service fee amount for the current                ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2    No commas(,) or dollar signs       11
                             borrower prepays on his loan as reported          ($)
                             by the Servicer.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2    No commas(,) or dollar signs       11
                             loan waived by the servicer.                      ($)
---------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the                 MM/DD/YYYY                         10
                             Modification for the loan.
---------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                            Varchar - value can be alpha       30
                                                                               or numeric
---------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2    No commas(,) or dollar signs       11
                             interest advances made by Servicer.               ($)
---------------------------------------------------------------------------------------------------------------------

                                      B-7

EXHIBIT F-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

         The numbers on the form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:

         1.       The Actual Unpaid Principal Balance of the Mortgage Loan. For
                  documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and
                  servicing fees advanced is required.

         2.       The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization
                  Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3.       Accrued Servicing Fees based upon the Scheduled Principal
                  Balance of the Mortgage Loan as calculated on a monthly basis.
                  For documentation, an Amortization Schedule from date of
                  default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc.
                  to document the credit. If the Mortgage Loan is subject to a
                  Bankruptcy Deficiency, the difference between the Unpaid
                  Principal Balance of the Note prior to the Bankruptcy
                  Deficiency and the Unpaid Principal Balance as reduced by the
                  Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

         Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                   Total Realized Loss (or Amount of Any Gain)

         23.      The total derived from  subtracting  line 22 from 13. If the amount  represents a realized  gain,  show the amount in
                  parenthesis (  ).

                                      B-8

EXHIBIT F-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                     Date:  _______________
Phone:  ________________________  Email Address:_____________________

   --------------------   -------------------------  -------------------------
   Servicer Loan No.       Servicer Name              Servicer Address

   --------------------   -------------------------  -------------------------

WELLS FARGO BANK, N.A. Loan No.______________________________________
Borrower's Name:_____________________________________________________
Property Address:____________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)   Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
(2)   Interest accrued at Net Rate                        _________________(2)
(3)   Accrued Servicing Fees                              _________________(3)
(4)   Attorney's Fees                                     _________________(4)
(5)   Taxes                                               _________________(5)
(6)   Property Maintenance                                _________________(6)
(7)   MI/Hazard Insurance Premiums                        _________________(7)
(8)   Utility Expenses                                    _________________(8)
(9)   Appraisal/BPO                                       _________________(9)
(10)  Property Inspections                                ________________(10)
(11)  FC Costs/Other Legal Expenses                       ________________(11)
(12)  Other (itemize)                                    $________________(12)
                  Cash for Keys_______________________    ________________
                  HOA/Condo Fees______________________    ________________

                  TOTAL EXPENSES                         $_______________(13)
CREDITS:
(14)          Escrow Balance                             $_______________(14)
(15)          HIP Refund                                  _______________(15)
(16)          Rental Receipts                             _______________(16)
(17)          Hazard Loss Proceeds                        _______________(17)
(18)          Primary Mortgage Insurance Proceeds         _______________(18)
(19)          Pool Insurance Proceeds                     _______________(19)

                                      B-9

(20)          Proceeds from Sale of Acquired Property     _______________(20)
(21)          Other (itemize)                             _______________(21)
              _______________________________________     ___________________
              _______________________________________     ___________________
              TOTAL CREDITS                              $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                  $_______________(23)

                                      B-10

                                   APPENDIX I
                                   ----------

                          Sale and Servicing Agreement
                          ----------------------------

                  [Please see Exhibit 10.2(A) to this Form 8-K]